SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 9, 2002
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                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                  000-22817              65-0813766
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(State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)           File Number)         Identification No.)


                   100 S. Second Street,Fort Pierce, FL 34950
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (561) 461-2414
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          (Former name or former address, if changed since last report)

Item 9.   Regulation FD

          On October 9, 2002, Harbor Florida Bancshares, Inc. ("Bancshares") announced its earnings for the fourth quarter of the 2002 fiscal year and a new stock repurchase program to acquire up to 1,200,000 shares of its common stock subject to market conditions and which will take effect upon the discontinuation of the existing stock repurchase program on October 9, 2002. A copy of the press release dated October 9, 2002, describing fourth quarter earnings and announcing the continuation of the stock repurchase program is attached as Exhibit 99.



                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        October 9, 2002         HARBOR FLORIDA BANCSHARES,
                                          INC., Registrant


                                      By:            /s/
                                              ----------------------------------
                                              Name:  Don W. Bebber
                                              Title:  Senior Vice President and
                                                        Chief Financial Officer


Exhibit No.                Description

99                         Press release dated October 9, 2002